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            AMENDMENT NO. 1 TO CERTAIN FOREIGN SUBSIDIARY GUARANTEES


         AMENDMENT dated as of December 12, 2002 among NORTEL NETWORKS (IRELAND) LIMITED ("NORTEL IRELAND"), NORTEL NETWORKS UK LIMITED ("NORTEL UK") AND NORTEL NETWORKS (ASIA) LIMITED ("NORTEL ASIA", and, together with Nortel Ireland and Nortel UK, the "GUARANTORS") and JPMORGAN CHASE BANK, as collateral agent (the "COLLATERAL AGENT").

                              W I T N E S S E T H :

         WHEREAS, Nortel Ireland and the Collateral Agent are parties to a Foreign Subsidiary Guarantee dated as of April 4, 2002 (the "IRELAND GUARANTEE");

         WHEREAS, Nortel UK and the Collateral Agent are parties to a Foreign Subsidiary Guarantee dated as of April 4, 2002 (the "UK GUARANTEE");

         WHEREAS, Nortel Asia and the Collateral Agent are parties to a Foreign Subsidiary Guarantee dated as of April 4, 2002 (the "ASIA GUARANTEE", and together with the Ireland Guarantee and the UK Guarantee, the "FOREIGN SUBSIDIARY GUARANTEES"); and

         WHEREAS, each Guarantor wishes to amend the Foreign Subsidiary Guarantee to which it is party in order to reflect certain amendments proposed to be made to the U.S. Security Agreement and the Canadian Security Agreement as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Foreign Subsidiary Guarantees shall have the meaning assigned to such term in the Foreign Subsidiary Guarantees. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Guarantee" and each other similar reference contained in each Foreign Subsidiary Guarantee shall from and after the date hereof refer to such Foreign Subsidiary Guarantee as amended hereby.

         Section 2. Amendments to Definitions. (a) Section 1(a) of each Foreign Subsidiary Guarantee is amended by adding the following definitions in appropriate alphabetical order:

         "EDC" means Export Development Canada.



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         "EDC FACILITY" means all facilities made available by EDC to support obligations of one or more of NNL, its Subsidiaries and its affiliates arising under or relating to letters of credit, letters of guarantee, indemnity arrangements, performance bonds, surety bonds, receivables purchases and similar instruments or arrangements issued or entered into for the benefit of one or more of NNL, its Subsidiaries or its affiliates, including (x) any such facility existing on the Security Amendment No. 1 Effective Date (as defined in Amendment No. 1 to the U.S. Security Agreement) and (y) any master facility agreement with respect to any such support entered into between EDC, NNL and any of NNL's Subsidiaries or affiliates.

         "5-YEAR AGREEMENTS" means the 2000 NNL 5-Year Agreement and the 2000 NNI 5-Year Agreement.

         "SECURITY DOCUMENTS" means the U.S. Security Agreement, the Canadian Security Agreement and all other supplemental or additional security agreements, control agreements or similar instruments delivered pursuant to any Credit Agreement or any other Security Document (other than any such agreement or instrument with respect to real property).

         "TERMINATED" or "TERMINATION" means, with respect to any 5-Year Agreement, that (x) all commitments to extend credit under such 5-Year Agreement shall have been terminated or expired, (y) all Non-Contingent Secured Obligations (as defined in the U.S. Security Agreement) arising under such 5-Year Agreement shall have been paid in full and (z) no Contingent Secured Obligation (as defined in the U.S. Security Agreement) shall remain outstanding under such 5-Year Agreement other than any indemnity claims that have not been asserted on or prior to the date on which the conditions set forth in clauses
(x) and (y) have been satisfied.

         (b) Section 1(a) of each Foreign Subsidiary Guarantee is amended by amending each of the following definitions to read in its entirety as follows:

         "BANK TERMINATION DATE" has the meaning set forth in the U.S. Security Agreement.

         "BANKS" means the banks party to the 5-Year Agreements.

         "CANADIAN SECURITY AGREEMENT" means the Canadian guarantee and security agreement dated as of April 4, 2002 among NNL, NNI, the Subsidiaries party thereto and JPMorgan Chase Bank, as Collateral Agent, as amended from time to time.

         "CREDIT AGREEMENTS" means the EDC Facility and, so long as the 5-Year Agreements shall not have been Terminated, the 5-Year Agreements.

         "DESIGNATED BANK DEBT" has the meanings set forth in the Canadian Security Agreement and the U.S. Security Agreement.

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         "DESIGNATED CAPITAL MARKETS DEBT" has the meanings set forth in the
Canadian Security Agreement and the U.S. Security Agreement.

         "DESIGNATED HEDGING AGREEMENT" has the meanings set forth in the Canadian Security Agreement and the U.S. Security Agreement.

         "DISCLOSURE MATERIALS" means the written materials so designated by the Collateral Agent and NNL and provided to EDC and the Banks.

         "EVENT OF DEFAULT" has the meaning set forth in the U.S. Security Agreement.

         "MATERIAL SUBSIDIARY" has the meaning set forth in the U.S. Security Agreement.

         "NNI CREDIT AGREEMENTS" means the 2000 NNI 5-Year Agreement.

         "NNL CREDIT AGREEMENTS" means the 2000 NNL 5-Year Agreement.

         "REQUIRED SECURED BANKS" has the meaning set forth in the U.S. Security Agreement.

         "SPECIFIED EVENT OF DEFAULT" has the meaning set forth in the U.S. Security Agreement.

         "TOTAL COLLATERAL" means all the "Collateral", "Mortgaged Property", "Leasehold Mortgaged Property" and "Trust Property" as defined in any Security Document, taken as a whole, and including in addition, for purposes of this definition, "Foreign Subsidiary Guarantees" as defined in the U.S. Security Agreement.

         "U.S. SECURITY AGREEMENT" means the U.S. Guarantee and Security Agreement dated as of April 4, 2002 among NNL, NNI, the Subsidiaries party thereto and JPMorgan Chase Bank, as Collateral Agent, as amended from time to time.

         (c) Section 1(a) of each Foreign Subsidiary Guarantee is amended by deleting the following definitions in their entirety: "Capital Markets Event", "Drawdown Date", "Hedging Agreement", "Included Banks", "Refinancing", "Refinancing Effective Date" and "Replacement Agreement".

         (d) Section 1 of each Foreign Subsidiary Guarantee is amended by deleting paragraph (b) thereof, and by re-lettering paragraph "(c)" as paragraph "(b)".

         Section 3. Amendment of Continuing Guarantee Provision. Section 9 of each Foreign Subsidiary Guarantee is amended by deleting in its entirety the last sentence thereof and inserting at the end of Section 9 the following new sentence:
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         "The Guarantor may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of EDC and, if the 5-Year Agreements shall not have been Terminated, the Banks."

         Section 4. Amendments of Amendments and Waivers Provision. Section 14 of each Foreign Subsidiary Guarantee is deleted in its entirety and replaced with the following new Section 14.

         14. Amendments and Waivers. Neither this Guarantee nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of the Required Secured Banks; provided that the Collateral Agent may only (a) release all or any substantial part of the Total Collateral with the prior written consent of EDC and, if the 5-Year Agreement shall not have been Terminated, all the Banks, (b) amend this Guarantee so that the Guaranteed Obligations excludes the obligations under any 5-Year Agreement with the prior written consent of all Banks party to such 5-Year Agreement and (c) amend this Guarantee so that the Guaranteed Obligations excludes any Designated Bank Debt held by EDC with the prior written consent of EDC.

         Section 5. Amendment of Additional Guaranteed Obligations Provision.
Section 15 of each of the Foreign Subsidiary Guarantees is amended by deleting paragraphs (a) and (b) thereof in their entirety and replacing them with "[intentionally omitted]".

         Section 6. Amendment to Judgment Currency Provision. Section 16 of each Foreign Subsidiary Guarantee is amended by replacing "Bank" wherever it occurs therein with "Beneficiary".

         Section 7. Representations of each Guarantor. Each Guarantor represents and warrants that the representations and warranties set forth in Section 11 of the Foreign Subsidiary Guarantee to which it is party will be true and correct as of the effective date hereof.

         Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 9. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (b)   This Amendment shall become effective as of the date on which:

               (i) the Collateral Agent shall have received duly executed counterparts hereof signed by each of the Guarantors and the Collateral Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Collateral Agent shall have received
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         telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

               (ii) Amendment No.1 to the U.S. Security Agreement and Amendment No.1 to the Canadian Security Agreement (each dated as of the date hereof among NNL, NNI, JPMorgan Chase Bank, as Collateral Agent, the Subsidiaries party thereto and the Banks party thereto) shall each have become effective.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              Given under the common seal
                                    of NORTEL NETWORKS
                                    (IRELAND) LIMITED,
                                    solely in its capacity
                                    as Guarantor under the
                                    Ireland Guarantee



                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                              NORTEL NETWORKS UK LIMITED, solely in its capacity
                                   as Guarantor under the UK Guarantee


                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:




                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:



                              NORTEL NETWORKS (ASIA) LIMITED, solely in its
                                 capacity as Guarantor under the Asia Guarantee



                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:



                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:


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                              JPMORGAN CHASE BANK, as
                              Collateral Agent


                              By:
                                   --------------------------------------------
                                   Name:
                                   Title: